EXHIBIT  10.12


                              EMPLOYMENT AGREEMENT



          EMPLOYMENT AGREEMENT, made and entered into as of the _24__ day of June, 2004 by and between CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("Concurrent" or the "Company"), and Warren Neuburger (the "Employee").

                              W I T N E S S E T H :
                              - - - - - - - - - - -

          WHEREAS, the Company desires to employ the Employee and the Employee desires to accept such employment with the Company;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1.     Employment
            ----------

          The Company hereby employs the Employee and the Employee hereby accepts employment with the Company for the term set forth in Section 2 below, in the position and with the duties and responsibilities set forth in Section 3 below, and upon other terms and conditions hereinafter stated.

     2.     Term
            ----

          The term of employment hereunder shall commence on the date hereof and shall continue until otherwise terminated by either party at any time in accordance with the terms hereof.

     3.     Position;  Duties;  Responsibilities
            ------------------------------------

          3.1 It is intended that at all times during the term of employment hereunder, the Employee shall serve as the President of the Integrated Solutions Division. The Employee agrees to perform such senior executive officer and managerial services customary to such position as are necessary to the operations of the Company and as may be assigned to him from time to time by the Company's Chief Executive Officer and/or the Board of Directors (the "Board of Directors").

          3.2 Throughout the term of employment hereunder, the Employee shall devote his full time and undivided attention during normal business hours to the business and affairs of the Company, as appropriate to his responsibilities and duties hereunder, except for reasonable vacations and illness or other disability, but nothing in this Agreement shall preclude the Employee from devoting reasonable periods required for serving as a director or member of any advisory committee of not more than two (at any time) "for profit" organizations involving no conflict of interest with the interests of the Company (subject to approval by the Board of Directors, which approval shall not be unreasonably withheld), or from engaging in charitable and community activities, or from managing his personal investments, provided such activities do not materially interfere with the performance of his duties and responsibilities under this Agreement.

     4.  Compensation
         ------------

          4.1     Salary
                  ------

               For services rendered by the Employee during the term of employment hereunder, the Employee shall be paid a salary, payable in equal biweekly installments (or, if different, payable in accordance with the then existing applicable payroll policy of the Company, but in no event less frequently than equal monthly installments) at an annualized rate of no less than $270,000, such salary to be reviewed for increase annually with such increases, if any, as shall be awarded taking into account such factors as corporate and individual performance and general business conditions. Within the first 6 months of the start date, Employee will be entitled to a performance review with due consideration of appropriate salary.

          4.2     Annual  Bonus  Opportunity
                  --------------------------

               During the term of employment hereunder, the Employee will be provided an annual bonus opportunity in a target amount of fifty percent (50%) of the then current base salary (pro-rated based on the Employee's start date, as applicable). The objectives for each year and other terms and conditions of the bonus opportunity shall be established by the Board of Directors or a committee thereof and shall be reasonably consistent with the business plan of the Company for such year established in advance.

          4.3     Employee  Benefit  Plans
                  ------------------------

               During the term of employment hereunder, the Employee will be eligible to participate in all employee benefit programs of the Company now or hereafter made available to senior executives, in accordance with the provisions thereof as in effect from time to time. In any event, the Employee shall be entitled to vacation days at the rate of four weeks per calendar year or such greater amount as may be provided by Company policies in effect from time to time.

          4.4     Stock  Options;  Long  Term  Incentive  Plans
                  ---------------------------------------------

               The Compensation Committee of the Board of Directors has approved the grant of an option to purchase 100,000 shares of the Company's common stock to be issued when the Employee joins the Company. The per share exercise price of the option will be the fair market value of the Company's common stock at the close of business on the Employee's start date and the option vests over a 4 year term at the rate of 25% on each of the Employee's first 4 anniversary dates. The remaining terms and conditions of the option are as provided in the Company's Stock Option Plan. During the term of employment hereunder, the Employee will be eligible to participate in long term incentive programs of the Company now or hereafter made available to senior executives, in accordance with the provisions thereof as in effect from time to time, and as deemed appropriate by the Compensation Committee to be applicable to this position.

          4.5     Relocation  Expenses
                  --------------------

               The Company shall reimburse the Employee for reasonable relocation expenses up to a maximum of $50,000. Relocation expenses include, but are not limited to, travel costs to and from Florida and costs to stay in Florida for the employee when searching for a house or accommodation in Florida, closing costs of the sale of Employee's Atlanta residence, the costs to pack employee's personal household (Household), the cost to move the Household, the cost to unpack the Household, the cost to move up to two of the Employee's personal vehicles, as well as any other expenses incurred as a result of relocation. For purposes of this Agreement, closing costs shall include real estate commissions paid for the sale of Employee's current home and the purchase of a home in Florida.

          4.6     Florida  Living  Expenses
                  -------------------------

               During the first six (6) months of employment, the Company shall reimburse the Employee for reasonable travel and living expenses incurred in traveling to and living in temporary living quarters near the Company office in Pompano Beach, Florida.

          4.7     Business  Expense  Reimbursements
                  ---------------------------------

               During the term of employment hereunder, the Employee will be entitled to receive reimbursement by the Company for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executives), in connection with his performing services hereunder.

     5.     Consequences  of  Termination  of  Employment
            ---------------------------------------------

          5.1     Death
                  -----

               In the event of the death of the Employee during the term of employment hereunder, the estate or other legal representatives of the Employee shall be entitled to continuation of the salary provided for in Section 4.1 for a period of 6 months from the date of the Employee's death, at the rate in effect at such date.

          5.2     Continuing  Disability
                  ----------------------

               Notwithstanding anything in this Agreement to the contrary, the Company is hereby given the option to terminate the Employee's employment in the event of the Employee's Continuing Disability. Such option shall be exercised by the Company by giving notice to the Employee of the Company's intention to terminate his employment due to Continuing Disability not earlier than 15 days from the receipt of such notice.

               In the event of the termination of the Employee's employment due to Continuing Disability, the Employee shall be entitled to compensation in accordance with the terms of all disability plan(s) made available to the Employee in which he is a participant at the time of such termination, if any; provided, however, that for a period of 6 months from such date of termination, the Employee shall receive continuation of the salary provided for in Section
4.1 for such 6 month period at the rate in effect immediately prior to such termination, to the extent not provided under any such disability plan. Other rights and benefits under employee benefit plans and programs of the Company, generally, will be determined in accordance with the terms and provisions of such plans and programs.

               For purposes hereof, "Continuing Disability" shall mean the inability to perform the essential functions connected with the Employee's duties hereunder, with reasonable accommodation, which inability shall have existed or shall reasonably be expected to exist for a period of 250 days, even though not consecutive, in any 24 month period. In the event the Employee does not agree with the Company that his inability may reasonably be expected to exist for such period, the opinion of a qualified medical doctor selected by the Employee and reasonably satisfactory to the Company shall be determinative.

               If, following a termination of employment hereunder due to Continuing Disability, the Employee becomes otherwise employed (whether as an employee, consultant or otherwise, but not solely as a member of a board of directors), any salary or other benefits earned by him from such employment shall be offset against any disability compensation or salary continuation due hereunder.

          5.3     Termination  by  the  Company  for  Due  Cause
                  ----------------------------------------------

               Nothing herein shall prevent the Company from terminating the employment of the Employee for Due Cause. The Employee shall continue to receive salary and any accrued and due bonus payments provided for herein only through the period ending with the date of such termination and any other rights and benefits he may have under employee benefit plans and programs of the Company, generally, shall be determined in accordance with the terms of such plans and programs. The term "Due Cause", as used herein, shall mean that (a) the Employee has committed a willful serious act, such as embezzlement, against the Company intended to enrich himself at the expense of the Company or has been convicted of a felony involving moral turpitude, (b) the Employee has (i) willfully and grossly neglected his duties hereunder or (ii) intentionally failed to observe specific lawful directives or policies of the Board of Directors, which directives or policies were consistent with his positions, duties and responsibilities hereunder, and which failure had, or continuing failure will have, a material adverse effect on the Company, or (c) the Employee's failure to fulfill any of his duties under, or in violation of an provision of, the Sarbanes-Oxley Act. Prior to any such termination, the Employee shall be given written notice by the Board of Directors that the Company intends to terminate his employment for Due Cause under this Section 5.3, which written notice shall specify the particular acts or omissions on the basis of which the Company intends to so terminate the Employee's employment, and the Employee (with his counsel, if he so chooses) shall be given the opportunity, within 30 days of his receipt of such notice, to have a meeting with the Board of Directors to discuss such acts or omissions and given reasonable time to remedy the situation, if it is deemed by the Board of Directors, in their good faith business judgment, to be remediable. In the event of such termination, the Employee shall be promptly furnished written specification of the basis therefor in reasonable detail.

          5.4     Termination  by  the  Company  other  than  for  Due  Cause
                  -----------------------------------------------------------

               The foregoing notwithstanding, the Company may terminate the Employee's employment for whatever reason it deems appropriate; provided, however, that in the event such termination is not based on death or disability as provided in Sections 5.1 or 5.2, above, or on Due Cause as provided in
Section  5.3  above,  the

Employee  will be entitled to receive Severance Compensation (as defined below).

               For purposes of the foregoing, "Severance Compensation" shall consist of salary continuation for a period of 12 months from the date of such termination (the "Salary Continuation Period"), payable in equal biweekly installments (or, if different, payable in accordance with the then existing applicable payroll policy of the Company, but in no event less frequently than equal monthly installments), at the rate in effect, pursuant to Section 4.1 above, immediately prior to such termination.

               During the period beginning with the Employee's termination and continuing through the Salary Continuation Period, the Company will use its reasonable best efforts to continue the Employee's eligibility under its group life insurance, hospitalization, medical and dental plans. In order to obtain such benefits, the Employee will have to pay the amount that would be the Employee's responsibility if he was still employed. To the extent Employee is not eligible under the terms of one or more of such plans and programs, the Company will provide the Employee with the economic equivalent for the Salary Continuation Period. For this purpose, "economic equivalent" shall mean the cost the Employee would incur if he were to provide himself with a benefit comparable to the reduced or eliminated benefit. The amount paid to the Employee as the economic equivalent, less the amount of the premium payment which is the Employee's responsibility in accordance with the Company benefit plan, will be "grossed-up", if taxable (that is, the amount necessary to make the Employee whole after taking into account (i) the cost of the benefit and
(ii) additional income taxes, if any, incurred by the Employee on amounts paid to him pursuant to this sentence).

               The foregoing notwithstanding, upon a termination triggering Severance Compensation payments hereunder, the Company shall be under no obligation to continue the Employee's coverage under any long term disability plan or program; and the date of such termination shall be considered a termination for purposes of participation in the Company's Retirement Savings Plan.

               Except as specifically set forth in this Section 5.4, the Employee shall not be entitled to any other compensation or benefits following a termination of employment by the Company as provided in this Section 5.4.

     5.5     Termination  Following  Change  of  Control  or  Division  Sale
             ---------------------------------------------------------------

               If there is a "Change of Control" or "Division Sale" (both defined below) and within one year after such "Change of Control" or "Divison Sale", the Employee's employment is terminated and such termination is not based on death or disability as provided in Sections 5.1 or 5.2, above, or on Due Cause as provided in Section 5.3 above, the Employee will be entitled to receive Severance Compensation and all other benefits as defined in paragraph 5.4 above.

               "Change of Control" shall mean an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ; excluding, however, the following: (A) any acquisition by the Company or any corporation controlled by the Company; or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

          "Division Sale" shall mean a sale or assignment or other disposition of all or substantially all of the assets of the Integrated Systems Division to a third-party.


     5.6     Constructive  Termination  of Employment by the Company without Due
             -------------------------------------------------------------------
Cause
 ----

               Anything  herein to the contrary notwithstanding, if the Company:

               (A) demotes or otherwise elects or appoints the Employee to a lesser office than set forth in Section 3.1 or fails to elect or appoint him to such position;

               (B) causes a material change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to the Employee's position as described in
Section  3.1;

               (C) decreases the Employee's salary or annual bonus opportunity below the levels provided for by the terms of Sections 4.1 and 4.2 (taking into account any salary increases made from time to time in accordance with Section 4.1);

               (D) materially reduces the Employee's benefits under any employee benefit plan, program, or arrangement of the Company (other than a change that affects all employees similarly situated) from the level in effect upon the Employee's commencement of participation; or

               (F)     commits  any  other  material  breach  of this Agreement,

then such action (or inaction) by the Company, unless consented to in writing by the Employee, shall constitute a termination of the Employee's employment by the Company other than for Due Cause pursuant to Section 5.4 above. If, within thirty (30) days of learning of the action (or inaction) described herein as a basis for a constructive termination of employment, the Employee (unless he has given written consent thereto) notifies the Company in writing that he wishes to effect a constructive termination of his employment pursuant to this Section 5.5, and such action (or inaction) is not reversed or otherwise remedied by the Company within 30 days following receipt by the Company of such written notice, then effective at the end of such second 30 day period, the employment of the Employee hereunder shall be deemed to have terminated pursuant to Section 5.4 above and Employee will be entitled to the Severance Compensation and all other benefits described in paragraph 5.4.

          5.7     Voluntary  Termination  by  Employee
                  ------------------------------------

               In the event the Employee terminates his employment of his own volition (other than as provided in Section 5.5 above), such termination shall constitute a voluntary termination and in such event the Employee shall be limited to the same rights and benefits as provided in connection with termination for Due Cause under the second sentence of Section 5.3 above. For the purposes hereof, a decision by the Employee to voluntarily retire shall constitute a voluntary termination.

     6.     Protective  Agreement
            ---------------------

               Concurrently with entering into this Agreement, the Employee will enter into a Protective Agreement in favor of the Company substantially in the form attached as Exhibit A hereto (the "Protective Agreement").
                    ----------

     7.     Successors  and  Assigns
            ------------------------

          7.1     Assignment  by  the  Company
                  ----------------------------

               This Agreement shall be binding upon and inure to the benefit of the Company or any corporation or other entity to which the Company may transfer all or substantially all its assets and business and to which the Company may assign this Agreement, in which case "Company" as used herein shall mean such corporation or other entity.

          7.2     Assignment  by  the  Employee
                  -----------------------------

               The Employee may not assign this Agreement or any part thereof without the prior written consent of the Company, which consent may be withheld by the Company for any reason it deems appropriate; provided, however, nothing herein shall preclude the Employee from designating one or more beneficiaries to receive any amount that may be payable following the occurrence of his legal incompetency or his death and shall not preclude the legal representative of his estate from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to his estate. The term "beneficiaries", as used in this Agreement, shall mean a beneficiary or beneficiaries so designated to receive any such amount or if no beneficiary has been so designated the legal representative of the Employee (in the event of his incompetency) or the Employee's estate.

     8.     Arbitration
            -----------

          Any dispute or controversy arising out of, in connection with, or relating to this Agreement or the Employee's employment by the Company or its termination shall be settled exclusively by arbitration in Atlanta, Georgia by one arbitrator in accordance with the employment arbitration rules of the American Arbitration Association then in effect; provided, however, that this arbitration agreement shall not preclude the Company from seeking to enforce the Protective Agreement or Employee from seeking to challenge the enforeceability of the Protective Agreement in any court within the State of Georgia with competent jurisdiction without resort to arbitration. The arbitrator's award may include the manner in which fees of counsel and other expenses including the expenses of arbitration in connection with the dispute or controversy are to be borne by the parties. The arbitrator's authority and jurisdiction is limited to interpreting and applying the express provisions of this Agreement and the arbitrator shall not have the authority to alter or add to the provisions of this Agreement. The decision of the arbitrator shall be rendered by a written opinion containing findings of fact and conculsion of law and shall be signed by the arbitrator. Judgment may be entered upon the arbitrator's award in any court of competent jurisdiction.

Employee's  Initials   WN               Company's  Initials      JAB
                    --------                               -----------------

As a condition precendent to any arbitration hereunder, prior to the commencement of any formal arbitration proceeding, the parties shall participate in a one-day mediation session in an attempt to amicably resolve the disagreement that is to be the subject matter of the arbitration proceeding.

     9.     Governing  Law
            --------------

          This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia (without reference to the principles of conflicts of law).

     10.     Entire  Agreement
             -----------------

          This Agreement, including the Protective Agreement, contains all the understandings and representations between the parties hereto pertaining to the subject matter hereof and supersedes all undertakings and agreements, whether oral or in writing, if any there be, previously entered into by them with respect thereto.

     11.     Amendment  or  Modification;  Waiver
             ------------------------------------

          No provision in this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Employee and an officer of the Company thereunto duly authorized. Except as otherwise specifically provided in this Agreement, no waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time.

     12.     Notices
             -------

          Any notice to be given hereunder shall be in writing and delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

     COMPANY:     Concurrent  Computer  Corporation
                  4375  River  Green  Parkway
                  Duluth,  GA  30096
                  Attn:  Chairman,  Board  of  Directors

          With  a  copy  to:

                  King  &  Spalding  LLP
                  191  Peachtree  Street
                  Atlanta,  GA  30303-1763
                  Attn:  Jack  Capers

     EMPLOYEE:    Warren  Neuburger
                  3535  Newport  Bay  Drive
                  Alpharetta,  GA   30005

                  With  Copy  to:
                  Berman  Fink  Van  Horn,  P.C.
                  3423  Piedmont  Rd.,  Suite  200
                  Atlanta,  GA  30305
                Attn:  Ben  Fink

     13.     Severability
             ------------

          In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions or portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     14.     Withholding
             -----------

          Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Employee or his estate or beneficiaries, shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Company may, in its sole discretion, accept other provision for payment of taxes as required by law, provided it is satisfied that all requirements of law affecting its responsibilities to withhold such taxes have been satisfied.

     15.     Survivorship
             ------------

          The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

     16.     References
             ----------

          In the event of the Employee's death or judicial determination of his incompetence, reference in this Agreement to the Employee shall be deemed, where appropriate, to refer to his legal representatives, or, where appropriate, to his beneficiary or beneficiaries.

     17.     Titles
             ------

          Titles to the sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the title of any section.

     18.     Counterparts
             ------------

          This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         CONCURRENT  COMPUTER  CORPORATION


                         By:  /s/  Jack  A.  Bryant
                            -----------------------
                            Jack  A.  Bryant
                            Chief  Executive  Officer

                         EMPLOYEE

                           /s/  Warren  Neuburger
                         -------------------------
                         Warren Neuburger

                                                                       Exhibit A
                                                                       ---------

                              PROTECTIVE AGREEMENT
                              --------------------

     I, the undersigned, in consideration of and as a condition to my employment by Concurrent Computer Corporation (the "Company"), do hereby agree with the Company as follows:

     1.     Noncompete and Nonsolicitation of Customers or Employees.  During my
            ---------------------------------------------------------
employment by the Company, I will devote my full time and best efforts to the business of the Company and I will not, directly or indirectly, alone or as a partner, officer, director, employee or holder of more than 5% of the common stock of any other organization, engage in any business activity which competes directly or indirectly with the products or services being developed, manufactured or sold by the Company. I also agree that, following any termination of such employment, I will not, directly or indirectly, for any period in which I receive severance payments from the Company, plus one (1) year, (a) engage in or provide any services substantially similar to the services that I provided to the Company at any time during the last twelve (12) months of my employment to or on behalf of any person or entity that competes with the Company in the "real time" businesses anywhere in the continental United States, which I acknowledge and agree is the primary geographic area in which the Company competes in these businesses and thus, by virtue of my senior executive position and responsibilities with the Company, also the primary geographic area of my employment with the Company, (b) solicit or attempt to solicit, for the purpose of competing with the Company in its "real time" businesses, any customers or active prospects of the Company with which I had any material business contact for or on behalf of the Company at any time during the last twelve (12) months of my employment, or (c) recruit or otherwise seek to induce any employees of the Company to terminate their employment or violate any agreement with the Company.

     2.     Trade Secrets, Company Property, and Other Confidential Information.
            --------------------------------------------------------------------
Except as may be required in the performance of my duties with the Company, or as may be required by law, I will not, whether during or after termination of my employment with the Company, reveal to any person or entity or use any of the trade secrets of the Company for as long as they remain trade secrets. I also agree to these same restrictions, during my employment with the Company and for a period of three (3) years thereafter, with respect to all other confidential information of the Company, including its technical, financial and business information, unless such confidential information becomes publicly available through no fault of mine or unless it is disclosed by the Company to third parties without similar restrictions.

     Further, I agree that any and all documents, disks, databases, notes, or memoranda prepared by me or others and containing trade secrets or confidential information of the Company shall be and remain the sole and exclusive property of the Company, and that upon termination of my employment or prior request of the Company I will immediately deliver all of such documents, disks, databases, notes or memoranda, including all copies, to the Company at its main office.

     Further, I agree that all Company property, such as, but not limited to cell phone(s), personal computer, software, PDAs, etc., shall be and remain the sole and exclusive property of the Company, and that upon termination of my employment or prior request of the Company I will immediately return all such property, to the Company.

     3.     Inventions  and  Copyrights.  If  at  any  time  or  times during my
            ----------------------------
employment (or within six (6) months thereafter if based on trade secrets or confidential information within the meaning of Paragraph 2 above), I make or discover, either alone or with others, any invention, modification, development, improvement, process or secret, whether or not patented or patentable (collectively, "inventions") in the field of computer science or instrumentation, I will disclose in reasonable detail the nature of such invention to the Company in writing, and if it relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company, such invention and the benefits thereof shall immediately become the sole and absolute property of the Company provided the Company notifies me in reasonable detail within ninety (90) days after receipt of my disclosure of such invention that it believes such invention relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company. I also agree to transfer such inventions and benefits and rights resulting from such inventions to the Company without compensation and will communicate without cost, delay or prior publications all available information relating to the inventions to the Company. At the Company's expense I will also, whether before or after termination of my employment, sign all documents (including patent applications) and do all acts and things that the Company may deem necessary or desirable to effect the full assignment to the Company of my right and title to the inventions or necessary to defend any opposition thereto. I also agree to assign to the Company all copyrights and reproduction rights to any materials prepared by me in connection with my employment.

     4.     Conflicting  Agreements.  I  represent  that I have attached to this
            ------------------------
Agreement a copy of any written agreement, or a summary of any oral agreement, which presently affects my ability to comply with the terms of this Agreement, and that to the best of my knowledge my employment with the Company will not conflict with any agreement to which I am subject. I have returned all documents and materials belonging to any of my former employers. I will not disclose to the Company or induce any of the Company's employees to use trade secrets or confidential information of any of my former employers.

     5.     Miscellaneous.
            --------------

          (a) I hereby give the Company permission to use photographs of me, during my employment, with or without using my name, for any reasonable business purposes the Company deems necessary or desirable.

          (b) The Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance and other equitable relief as may be appropriate to prevent the violation of my obligations hereunder. I will have, in addition to any and all remedies of law, the right to a declaratory judgement or equitable relief as may be appropriate to address the enforceability of any of the provisions of this Agreement.

          (c) I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment for any period of time.

          (d) This Agreement shall be construed in accordance with the laws of the State of Georgia. I agree that each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any clause shall in no way impair the enforceability of any of the other clauses. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be extensively broad as to scope, activity, time, geographical area or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them so as to be enforceable to the maximum extent compatible with applicable law as it shall then appear.

          (e) My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination for the time periods set forth in this Agreement, and shall be binding upon my heirs, executors and administrators.

          (f) The term "Company" as used in this Agreement includes Concurrent Computer Corporation and any of its subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns.

          (g) The foregoing is the entire agreement between the Company and me with regard to its subject matter, and may not be amended or supplemented except by a written instrument signed by both the Company and me. The section headings are inserted for convenience only, and are not intended to affect the meaning of this Agreement.




  /s/  Warren  Neuburger
--------------------------
Warren  Neuburger